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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 30, 2000

                       SPORTSNUTS.COM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       333-14477                87-0561426
     --------                       ---------                ----------
(State or other jurisdiction       (Commission               (IRS Employer
Incorporation)                     File Number)              Identification No.)

         The Towers at South Towne #2, Suite 550, 10421 South 400 West,
                           Salt Lake City, Utah 84095
         --------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (801) 816-2500
                                                   --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 1.  Change in Control of Registrant

     Effective February 1, 2000, the Registrant sold and issued a promissory note secured by certain tangible and intangible assets of the Registrant ("Note") in exchange for $450,000 in cash proceeds. As of May 30, 2000, the balance of the Note, including interest as accrued, was convertible into 18,818,850 shares of Common Stock of the Registrant. On March 30, 2000, the Registrant filed the Note and its accompanying Security Agreement ("Security Agreement") with the Securities and Exchange Commission as an Exhibit to the Registrant's annual report on Form 10-KSB for the year ended December 31, 1999.

     Presently, the Registrant is in default with respect to the Note and risks the sale and disposition of critical tangible and intangible assets comprising the collateral under the Security Agreement. Effective May 30, in exchange for a temporary forbearance of the Note holder to exercise its rights under the Security Agreement, the Registrant amended the Note (hereafter, the "Amendment") to grant voting rights to the holder of the Note with respect to the number of shares reserved for issuance in the event of a conversion of the Note.

     As of May 30, 2000, the Registrant had 18,698,360 shares of voting Common Stock issued and outstanding. The Amendment gives the Note holder the right to vote all 18,818,850 shares of Common Stock reserved for issuance from the conversion of the Note, without requiring conversion thereof. The exercise of these voting rights will enable the Note holder to take action with or without a meeting of the stockholders, on any such items that would be voted upon by the stockholders at a meeting duly called and convened under Delaware law, including, without limitation, the election of the Board of Directors. A copy of the Amendment is filed as an exhibit to this Form 8-K and will be provided to any person upon written request to the Registrant.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     10.1 Amendment to Promissory Note issued by the Registrant and SportsNuts.com, Inc. to Gardner Management Profit Sharing Plan and Trust, dated February 1, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPORTSNUTS.COM INTERNATIONAL, INC.



     Date: June 12, 2000              By /s/Kenneth Denos
                                         ---------------------------------------
                                         Kenneth Denos, Executive Vice President


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EXHIBIT INDEX

         Exhibit Number            Description
         --------------            -----------
          10.1 Amendment to Promissory Note issued by the Registrant and SportsNuts.com, Inc. to Gardner Management Profit Sharing Plan and Trust, dated February 1, 2000.